UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 18, 2018

_____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50385	90-0821083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Carillon Point

                        Kirkland, WA 98033

(Address of principal executive offices and zip code)

                              (866) 781-5559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01  Regulation FD Disclosure.

Proposed Rights Offering to Shareholders

On September 18, 2018, GrowLife, Inc. (the “Company”), filed its proposed Rights Offering on Amendment 1 to Form S-1 that would allow the Company’s shareholders to acquire additional shares of common stock (the “Offering”). The Offering is designed to give record shareholders the opportunity to invest directly into the Company at a set price with additional warrants to support the Company’s capital raise to be used for continued expansion.

Each shareholder will receive one non-transferable right (the “Right”) for each share of common stock held on the record date (October 12, 2018). Each Right will include one share of Common Stock and two one-half warrants. The purchase price will be payable in cash to the Company.

The warrants included in each Right will be exercisable for one-half of the number of rights for one share of our Common Stock at an exercise price of $0.018 per share and one-half warrant exercisable for one share of our Common Stock at an exercise price of $0.024. For example: if you subscribe for 100 Units you will receive 100 common stock shares and 100 warrants divided into 50 warrants exercisable at $0.018 and 50 warrants exercisable at $0.024).

The Record date shareholders who fully exercise their Subscription Rights will be eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the Subscription.

The Offering expires at 6:00 PM Eastern Time on November 12, 2018, unless extended.

The Company expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offering to record date shareholders beginning on October 18, 2018. Financial Advisors will likely send notices to you shortly thereafter.

The foregoing description of the Rights Offering is not complete and is subject to and qualified in its entirety by reference to the Rights Offering as set forth within Exhibit 10.1 which is attached hereto and incorporated herein by this reference. All defined terms not otherwise defined herein shall have the meaning as set forth in the rights Offering.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Rights Offering to Shareholders filed in Amendment No. 1 of Form S-1. Filed with the SEC on September 18, 2018, and hereby incorporated by reference.

99.1	Press Release dated September 19, 2018 concerning Rights Offering to Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: September 21, 2018	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer